Exhibit 99.1

1 Cardinal Financial Corporation Raymond James Institutional Investors Conference March 10, 2009

2 Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed and furnished to the Securities and Exchange Commission.

3 Company Profile Financial holding company founded in 1998: Total assets of $1.74 billion at December 31, 2008 Traded on the NASDAQ: CFNL Headquartered in Tysons Corner, Virginia Approved for $41.2 million by the Treasury under the Capital Purchase Program for TARP Decided to turn down the opportunity to participate in TARP Serve the Washington Metropolitan region through its wholly-owned subsidiaries: Cardinal Bank Cardinal First Mortgage, LLC George Mason Mortgage, LLC Cardinal Wealth Management One of the largest banks headquartered in Northern Virginia & the Commonwealth Operate 33 banking, mortgage, and wealth offices

4 Cardinal Financial Corporation 1998 -2002 2003 -2008 Net Income ($23.0 million) $31.2 million Total Assets* $486 million $1.74 billion Total Loans (excluding GMM)* $249 million $1.14 billion Total Deposits* $423 million $1.18 billion Banking Offices 8 25 Business Lines 2 5 Market Capitalization* $43.6 million $136.6 million Total Capital* $40.7 million $158.0 million Legal Lending Limit* $5.5 million $25 million *Period ending totals as of 12/31/02 and 12/31/08, respectively.

5 Management Team Industry Experience Years In Market Bernard Clineburg Chairman & CEO 37 years 37 Chris Bergstrom EVP, CCO/CRO 27 years 20 Kendal Carson President 33 years 33 Kate Carr President, Washington 35 years 35 Dennis Griffith EVP, Real Estate Lending 35 years 35 Kim Liddell EVP, COO 25 years 25 Kevin Reynolds President, Fairfax 27 years 27 Mark Wendel EVP, CFO 27 years 3

6 A Premier Banking Market Greater Washington Region

7 Stimulus for Nation is a boon for Greater Washington Region $787 Billion economic stimulus package signed on 2/17/2009: Contains $900 million for D.C. VA/MD portion may be greater In times of crisis, the region has prospered: Civil War – buildup of Troops Depression-era bureaucrats and spending September 11th -defense contractors Today’s financial meltdown of U.S. economy Unprecedented realignment is occurring: Turnover in the White House and Congress Multitrillion-dollar effort to rescue the nation from its financial crisis Source: Washington Business Journal and The Associated Press

8 Targeted Markets We Serve County Median Household Income 20081 Projected Population Increase 2008-20131 Total Population 20081(Actual) Current Cardinal Branches Loudoun $102,408 34% 298,081 4 Prince William $87,466 21% 387,867 3 Stafford $88,431 19% 128,624 1 Spotsylvania $73,953 20% 124,729 1 Arlington $87,350 4% 203,820 2 Fairfax $108,209 4% 1,035,674 12 Montgomery, MD $87,624 5% 957,889 1 Washington, DC $51,465 3% 589,366 1 Source: 1SNL Financial

9 Last Bank Standing? $160 billion in total deposits; out-of-state banks now control 81% of the DC Area MSA Local Target Acquirer Assets (000s) Branches Year Provident PNC $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $860,034,210 2,040

10 2009 Structure of the Greater Washington Economy Source: GMU Center for Regional Analysis Other: Health/Education, Media, Lobbyists Federal 33.3%

11 Total Federal Spending Washington Metro Area $ Billions Source: GMU Center for Regional Analysis 140 120 100 80 60 40 20 0 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009

12 Federal Spending By Type 1983 -2009 Source: GMU Center for Regional Analysis Billions Current $ Procurement Wages & Salaries All Other 70 60 50 40 30 20 10 0 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009

13 Annual Change in Jobs Washington Metro Source: GMU Center for Regional Analysis Avg = 46,600 Thousands 1991-2007 -53 -8 36 38 25 44 61 75 92 117 41 10 56 71 63 50 29 -80 -60 -40 -20 0 20 40 60 80 100 120 140 1991 1993 1995 1997 1999 2001 2003 2005 2007

14 Annual Job Change Washington MSA Source: GMU Center for Regional Analysis Annual Data 2008 Annual Month over Year 000s 10 56 71 63 50 29 25 27 22 28 27 27 40 45 38 36 31 12 0 10 20 30 40 50 60 70 80 2002 2003 2004 2005 2006 2007 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

15 15 Largest Job Markets Job Change Dec. 07 – Dec. 08 Source: GMU Center for Regional Analysis Washington + 11,800 Ranked by Total Jobs 000s -100 -80 -60 -40 -20 0 20 40 60 80 100 New York Los Angeles Chicago Dallas Philadelphia Houston Boston Miami Atlanta Detroit SF-Oakland Minneapolis Phoenix Seattle

16 15 Largest Job Markets Ranked by Unemployment Rate U.S. 7.1 4.7 % Data not seasonally adjusted Source: BLS, GMU Center for Regional Analysis December 2008 0 2 4 6 8 10 12 Washington Boston Houston Phoenix Dallas - FW Minneapolis.. Seattle New York Philadelphia Miami Chicago SF - Oakland Atlanta Los Angeles Detroit

17 Current Banking Centers

18 Financial Overview

19 Cardinal Financial Corporation 12/31/07 12/31/08 % Change Operating Income *$7.1 million **$6.2 million (13%) Operating EPS $0.28 $0.25 (9%) Assets $1.69 billion $1.74 billion 3% Loans $1.04 billion $1.14 billion 10% Deposits $1.10 billion $1.18 billion 8% Highlights *Excludes expenses after tax of $2.5 million relating to the Liberty matter. **Excludes expenses after tax relating to settlement of $1.2 million with a mortgage investor, $2.9 million impairment of Fannie Mae perpetual preferred stock and $1.8 million GMM goodwill.

20 Quality Annual Growth *From 12/31/03 through 12/31/2008 CAGR* Loans – 31% Deposits – 20% Total Assets – 22% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2003 2004 2005 2006 2007 2008 Loans Deposits Total Assets (millions)

21 Cardinal is Well Capitalized Average Tang. Equity/Tang. Assets -Banks $1-5 Billion in assets as of 12/31/08. Tang. Equity/Tang. Assets Leverage Tier 1 Risk-Based Total Risk-Based 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Well Capitalized Regulatory Requirements Capital Ratios as of December 31, 2008 7.54% 8.32% 5% 9.91% 6% 11.69% 10% 12.74%

22 Historical Deposit Mix *Deposit Mix through 12/31/2008. 0% 10% 20% 30% 40% 50% 60% 2004 2005 2006 2007 2008 60% 60% 46% 42% 51% 22% 22% 32% 36% 26% 8% 8% 11% 11% 11% 10% 11% 10% 11% 12% CDs MM/Savings NOW DDA

23 Deposit Mix 26% 51% 23% 12% 11% $ millions Deposit Average Balances 12/31/2008 $569 $310 $263 $122 $141 CDs MM/Savings NOW DDA

24 Exceptional Credit Quality One nonaccrual loan of $4.7 million at 12/31/2008 Loan loss reserves of 1.27% Less than 2% of the loan portfolio is unsecured Allowance for Loan Losses to NPAs 311% at 12/31/2008 0.00% 0.25% 0.50% 0.75% 1.00% 2002 2003 2004 2005 2006 2007 2008 0.05% 0.39% 0.01% 0.12% 0.11% 0.01% 0.03% 0.00% 0.01% 0.06% 0.00% 0.24% 0.41% Net Charge-offs/Loans Non-performing Loans/Loans

25 Total Assets (millions) Net Income ($000) NPLs/ Loans (%) Charge-offs ($000) NPAs/ Assets (%) NPAs/ Equity (%) Cardinal Financial $1,744 $1,780 0.41% $1,500 0.27% 2.97% Virginia Commerce $2,715 $1,342 4.80% $5,500 4.73% 46.90% Sandy Spring $3,313 ($3,800) 2.96% $5,500 2.18% 18.43% StellarOne $2,956 ($898) 2.17% $6,200 1.66% 12.44% Union Bankshares $2,551 $2,274 1.15% $2,000 0.99% 11.10% Middleburg $985 $491 0.97% $794 1.47% 19.16% VA/MD Peers – 4th Quarter Results

26 Credit Quality – VA/MD Peers Non-performing Loans/Loans (%) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2005 2006 2007 2008 CFNL MBRG UBSH VCBI SASR STEL

27 Quality Loan Growth(millions) Average Loan Balances $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Commercial RE C&I Construction Residential RE Home Equity 2007 2008 $366 $441 $108 $131 $169 $191 $201 $213 $69 $94

28 Commercial Real Estate Portfolio December 31, 2008 Occupancy Non Owner Occupied Owner Occupied Commercial ADC Residential ADC 38% 31% 21% 9%

29 December 31, 2008 Commercial Real Estate Portfolio Property Type Special Purpose Residential ADC Multifamily Retail Office Warehouse/Industrial 34% 8% 37% 9% 3% 9%

30 December 31, 2008 Commercial Real Estate Portfolio Special Purpose Other Hotel/Nursing Home Church Funeral Home Recreational School Miscellaneous Auto 27% 7% 9% 4% 35% 7% 11%

31 Strategic Priorities

32 Local Market Strategy Continue quality loan growth Recruit commercial market movers Deepen Northern Virginia presence Clarendon/Ballston, Gainesville, Springfield Drive customers to branches with innovative products and marketing

33 Future Branch Expansion

34 Acquisition Strategy Banking Highly disciplined approach Focus on Virginia population centers High value institutions Strong local market leadership Failed Financial Institutions Non-Banking Focus on complementary product line offerings Insurance agency Real estate brokerage

35 Stock Valuation

36 Financial info as of 12/31/08; pricing data as of 2/20/09. Total Assets (millions) Price/ Book Price/ Tangible Book YTD Stock Price Performance Cardinal Financial $1,744 83% 91% -4.22% Virginia Commerce $2,715 59% 59% -21.28% StellarOne $2,956 80% 103% -23.91% Sandy Spring $3,315 64% 89% -44.43% Union Bankshares $2,551 79% 113% -48.91% Middleburg Bank $985 66% 72% -24.61% VA/MD Bank Holding Companies

37 Stock Profile NASDAQ-CFNL Share Price (2/20/2009) $5.45 52 Week Range $4.36 -$10.50 Shares Outstanding 24.0 million Market Capitalization $130.8 million Average Daily Volume 92,455 Price / Book .83x Price/ Tangible Book .91x

38 Franchise value in a premier market Excellent & diversified loan portfolio Attractive valuation Shareholder focused Strong management team Resilient economy & job market Well positioned for growth & opportunities Investment Summary

39 Future Branch Expansion

40 Cardinal Financial Corporation Raymond James Institutional Investors Conference March 10, 2009